Exhibit 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


	In connection with the quarterly report on Form 10-Q of Diacrin, Inc. (the "Company") for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Thomas H. Fraser, President and Chief Executive Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

	(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

	(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	A signed original of this written statement required by Section 906 has been provided to Diacrin, Inc., and will be retained by Diacrin, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Date: July 30, 2003                            /s/  Thomas H. Fraser
                                               ---------------------
                                                    Thomas H. Fraser
                                                    President and
                                                    Chief Executive Officer